SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2003

BSB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17177	16-1327860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58-68 Exchange Street, Binghamton, New York 13901

(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 779-2525

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events

On November 7, 2003, BSB Bancorp, Inc. (“BSB Bancorp”) issued a press release relating to the sale of certain loans in its commercial loan portfolio. The press release is attached hereto as Exhibit 99 to this report.

Item 7.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99	Press release, dated November 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSB BANCORP, INC.
(Registrant)

/S/ HOWARD W. SHARP
Howard W. Sharp
President and Chief Executive Officer

Date: November 7, 2003